UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 6, 2006 (August 28, 2006)

RTO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-15579	84-0348444
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

307 South Main Street
Pratt, Kansas 67124
(Address of Principal Executive Offices)

(620) 672-2814
Registrant’s Telephone Number, Including Area Code:

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

This Form 8-K/A amends the Form 8-K of the Registrant that was filed on August 29, 2006 (the “Original Form 8-K”) for the purpose of filing the following additional documents as exhibits to the Original Form 8-K. The exhibits designated with an asterisk (*) are filed herewith. Certain portions of exhibits marked with the symbol (#) have been omitted and are subject to our request for confidential treatment to the Securities and Exchange Commission. Such portions have been omitted and filed separately with the Commission. All other exhibits have been previously filed with the Commission and, pursuant to 17 C.F.R. §230.411, are incorporated by reference to the document referenced in brackets following the descriptions of such exhibits.

Exhibit No.	Title of Agreement/Document

2.1
Securities Exchange Agreement, dated August 28, 2006, among the registrant, Orion Ethanol, LLC and the members of Orion Ethanol, LLC. [Filed as Exhibit 2.1 to the Form 8-K filed with the Commission on August 29, 2006].

2.2
Unit Exchange Agreement, dated August 28, 2006, among Orion Ethanol, LLC and each of the members of Orion Development, LLC. [Filed as Exhibit 2.2 to the Form 8-K filed with the Commission on August 29, 2006].

2.3
Unit Exchange Agreement, dated August 28, 2006, among Orion Ethanol, LLC and each of the members of Gateway Holdco, LLC. [Filed as Exhibit 2.3 to the Form 8-K filed with the Commission on August 29, 2006].

3.1
Articles of Incorporation of the registrant as filed with the Secretary of State of the State of Nevada on April 24, 2006, as amended to date. [incorporated by reference to the Company’s preliminary information statement on Schedule 14C filed with the Securities and Exchange Commission on May 19, 2006.]

3.2	Bylaws of the registrant adopted on April 24, 2006. [Filed as Exhibit 3.2 to the Form 8-K filed with the Commission on August 29, 2006].

3.3	Amended and Restated Orion Ethanol, LLC Operating Agreement, dated August 28, 2006. [Filed as Exhibit 3.3 to the Form 8-K filed with the Commission on August 29, 2006].

3.4	Gateway Holdco, LLC Operating Agreement, dated March 30, 2006. [Filed as Exhibit 3.4 to the Form 8-K filed with the Commission on August 29, 2006].

3.5	Gateway Ethanol, LLC Operating Agreement, dated March 30, 2006. [Filed as Exhibit 3.5 to the Form 8-K filed with the Commission on August 29, 2006].

3.6	Amended and Restated Orion Development, LLC Operating Agreement, dated August 28, 2006. [Filed as Exhibit 3.6 to the Form 8-K filed with the Commission on August 29, 2006].

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10.1	Financial Advisory Agreement, dated May 18, 2006, between Halter Financial Group, L.P. and Orion Ethanol. [Filed as Exhibit 10.1 to the Form 8-K filed with the Commission on August 29, 2006].

10.2	Ground Lease, dated March 30, 2006, between Gateway Ethanol and Power To Go, L.L.C. [Filed as Exhibit 10.2 to the Form 8-K filed with the Commission on August 29, 2006].

10.3	Sublease Agreement, dated March 30, 2006, between Power to Go, L.L.C. and Gateway Ethanol, LLC. [Filed as Exhibit 10.3 to the Form 8-K filed with the Commission on August 29, 2006].

10.4	Loan and Security Agreement, dated March 30, 2006 between Gateway Ethanol and Dougherty Funding. [Filed as Exhibit 10.4 to the Form 8-K filed with the Commission on August 29, 2006].

10.5
Tax Increment Secured Promissory Note by Gateway Ethanol, LLC in favor of Dougherty Funding, LLC in the principal amount of $11,340,000. [Filed as Exhibit 10.5 to the Form 8-K filed with the Commission on August 29, 2006].

10.6	Working Capital Facilities Term Sheet, dated February 2, 2006, between Gateway Ethanol and Noble Americas. [Filed as Exhibit 10.6 to the Form 8-K filed with the Commission on August 29, 2006].

10.7	Agreement for Letter of Credit, dated March 29, 2006, between Gateway Ethanol and Noble Americas. [Filed as Exhibit 10.7 to the Form 8-K filed with the Commission on August 29, 2006].

10.8	Subordinated Loan Agreement, dated March 30, 2006, between Gateway Ethanol, LLC and Lurgi PSI. [Filed as Exhibit 10.8 to the Form 8-K filed with the Commission on August 29, 2006].

10.9	Employment Agreement between Orion Ethanol, LLC and Dr. Patrick N. Barker, dated August 15, 2006. [Filed as Exhibit 10.9 to the Form 8-K filed with the Commission on August 29, 2006].

10.10	Employment Agreement between Orion Ethanol, LLC and H. Richard Jarboe, dated August 15, 2006. [Filed as Exhibit 10.10 to the Form 8-K filed with the Commission on August 29, 2006].

10.11	Employment Agreement between Orion Ethanol, LLC and Lane Hamm, dated August 15, 2006. [Filed as Exhibit 10.11 to the Form 8-K filed with the Commission on August 29, 2006].

10.12	Employment Agreement between Orion Ethanol, LLC and Joshua Barker, dated August 15, 2006. [Filed as Exhibit 10.12 to the Form 8-K filed with the Commission on August 29, 2006].

10.13	Employment Agreement between Orion Ethanol, LLC and Timothy Barker, dated August 15, 2006. [Filed as Exhibit 10.13 to the Form 8-K filed with the Commission on August 29, 2006].

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10.14
Property Tax Increment Rebate Agreement dated as of February 1, 2006 between Pratt County, Kansas and Gateway Ethanol, LLC. [Filed as Exhibit 10.14 to the Form 8-K filed with the Commission on August 29, 2006].

10.15*#
Natural Gas Risk Management Advisory Agreement, dated March 30, 2006, by and between Cargill Commodity Services, Inc., d/b/a Cargill Energy Services and Gateway Ethanol, LLC and Cargill, Inc. (Portions of this exhibit has been omitted pursuant to a request for confidential treatment)

10.16*#
Energy Supply Representation and Management Agreement, dated as of March 30, 2006, by and between Cargill, Inc., through its Cargill Energy and Risk Management Solutions division and Gateway Ethanol. (Portions of this exhibit has been omitted pursuant to a request for confidential treatment)

10.17*#
Corn Supply Agreement, dated as of March 30, 2006, by and between Cargill, Inc., through its AgHorizons Business Unit and Gateway Ethanol. (Portions of this exhibit has been omitted pursuant to a request for confidential treatment)

10.18*#
Futures Advisory Agreement, dated as of March 30, 2006, by and between Cargill Commodity Services, Inc d/b/a Cargill Direct and Gateway Ethanol, LLC. (Portions of this exhibit has been omitted pursuant to a request for confidential treatment)

10.19*#	CD Protein and Grain Risk Management Program Disclosure Document dated as of January 12, 2006. (Portions of this exhibit has been omitted pursuant to a request for confidential treatment)

10.20*#
Ethanol Purchase and Sale Agreement, dated as of December 14, 2005, by and between Noble Americas Corp. and Gateway Ethanol, LLC. (Portions of this exhibit has been omitted pursuant to a request for confidential treatment).

10.21*	Master Agreement dated, as of March 30, 2006, by and between Cargill, Inc., Cargill Commodity Services, Inc. and Gateway Ethanol, LLC.

10.22*	Base Contract for Sale and Purchase of Natural Gas, dated as of March 30, 2006, by and between Cargill, Inc and Gateway Ethanol, LLC.

10.23*	Distillers Grains Marketing Agreement, dated as of March 30, 2006, by and between Cargill, Inc and Gateway Ethanol, LLC.

14.1	Code of Ethics. [Filed as Exhibit 14.1 to the Form 8-K filed with the Commission on August 29, 2006].

16.1	Letter from Mantyla McReynolds regarding the change in certifying accountants. [Filed as Exhibit 16.1 to the Form 8-K filed with the Commission on August 29, 2006].

21.1	Subsidiaries of the registrant. [Filed as Exhibit 21.1 to the Form 8-K filed with the Commission on August 29, 2006].

99.1	Press Release announcing closing of reverse acquisition transaction with Orion Ethanol. [Filed as Exhibit 99.1 to the Form 8-K filed with the Commission on August 29, 2006].

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTO Holdings, Inc. /s/ Patrick N. Barker Patrick N. Barker, President and Chief Executive Officer

Date: October 6, 2006

EXHIBIT INDEX

Exhibit No.	Title of Agreement/Document

2.1
Securities Exchange Agreement, dated August 28, 2006, among the registrant, Orion Ethanol, LLC and the members of Orion Ethanol, LLC. [Filed as Exhibit 2.1 to the Form 8-K filed with the Commission on August 29, 2006].

2.2
Unit Exchange Agreement, dated August 28, 2006, among Orion Ethanol, LLC and each of the members of Orion Development, LLC. [Filed as Exhibit 2.2 to the Form 8-K filed with the Commission on August 29, 2006].

2.3
Unit Exchange Agreement, dated August 28, 2006, among Orion Ethanol, LLC and each of the members of Gateway Holdco, LLC. [Filed as Exhibit 2.3 to the Form 8-K filed with the Commission on August 29, 2006].

3.1
Articles of Incorporation of the registrant as filed with the Secretary of State of the State of Nevada on April 24, 2006, as amended to date. [incorporated by reference to the Company’s preliminary information statement on Schedule 14C filed with the Securities and Exchange Commission on May 19, 2006.]

3.2	Bylaws of the registrant adopted on April 24, 2006. [Filed as Exhibit 3.2 to the Form 8-K filed with the Commission on August 29, 2006].

3.3	Amended and Restated Orion Ethanol, LLC Operating Agreement, dated August 28, 2006. [Filed as Exhibit 3.3 to the Form 8-K filed with the Commission on August 29, 2006].

3.4	Gateway Holdco, LLC Operating Agreement, dated March 30, 2006. [Filed as Exhibit 3.4 to the Form 8-K filed with the Commission on August 29, 2006].

3.5	Gateway Ethanol, LLC Operating Agreement, dated March 30, 2006. [Filed as Exhibit 3.5 to the Form 8-K filed with the Commission on August 29, 2006].

3.6	Amended and Restated Orion Development, LLC Operating Agreement, dated August 28, 2006. [Filed as Exhibit 3.6 to the Form 8-K filed with the Commission on August 29, 2006].

10.1	Financial Advisory Agreement, dated May 18, 2006, between Halter Financial Group, L.P. and Orion Ethanol. [Filed as Exhibit 10.1 to the Form 8-K filed with the Commission on August 29, 2006].

10.2	Ground Lease, dated March 30, 2006, between Gateway Ethanol and Power To Go, L.L.C. [Filed as Exhibit 10.2 to the Form 8-K filed with the Commission on August 29, 2006].

10.3	Sublease Agreement, dated March 30, 2006, between Power to Go, L.L.C. and Gateway Ethanol, LLC. [Filed as Exhibit 10.3 to the Form 8-K filed with the Commission on August 29, 2006].

10.4	Loan and Security Agreement, dated March 30, 2006 between Gateway Ethanol and Dougherty Funding. [Filed as Exhibit 10.4 to the Form 8-K filed with the Commission on August 29, 2006].

10.5
Tax Increment Secured Promissory Note by Gateway Ethanol, LLC in favor of Dougherty Funding, LLC in the principal amount of $11,340,000. [Filed as Exhibit 10.5 to the Form 8-K filed with the Commission on August 29, 2006].

10.6	Working Capital Facilities Term Sheet, dated February 2, 2006, between Gateway Ethanol and Noble Americas. [Filed as Exhibit 10.6 to the Form 8-K filed with the Commission on August 29, 2006].

10.7	Agreement for Letter of Credit, dated March 29, 2006, between Gateway Ethanol and Noble Americas. [Filed as Exhibit 10.7 to the Form 8-K filed with the Commission on August 29, 2006].

10.8	Subordinated Loan Agreement, dated March 30, 2006, between Gateway Ethanol, LLC and Lurgi PSI. [Filed as Exhibit 10.8 to the Form 8-K filed with the Commission on August 29, 2006].

10.9	Employment Agreement between Orion Ethanol, LLC and Dr. Patrick N. Barker, dated August 15, 2006. [Filed as Exhibit 10.9 to the Form 8-K filed with the Commission on August 29, 2006].

10.10	Employment Agreement between Orion Ethanol, LLC and H. Richard Jarboe, dated August 15, 2006. [Filed as Exhibit 10.10 to the Form 8-K filed with the Commission on August 29, 2006].

10.11	Employment Agreement between Orion Ethanol, LLC and Lane Hamm, dated August 15, 2006. [Filed as Exhibit 10.11 to the Form 8-K filed with the Commission on August 29, 2006].

10.12	Employment Agreement between Orion Ethanol, LLC and Joshua Barker, dated August 15, 2006. [Filed as Exhibit 10.12 to the Form 8-K filed with the Commission on August 29, 2006].

10.13	Employment Agreement between Orion Ethanol, LLC and Timothy Barker, dated August 15, 2006. [Filed as Exhibit 10.13 to the Form 8-K filed with the Commission on August 29, 2006].

10.14
Property Tax Increment Rebate Agreement dated as of February 1, 2006 between Pratt County, Kansas and Gateway Ethanol, LLC. [Filed as Exhibit 10.14 to the Form 8-K filed with the Commission on August 29, 2006].

10.15*#
Natural Gas Risk Management Advisory Agreement, dated March 30, 2006, by and between Cargill Commodity Services, Inc., d/b/a Cargill Energy Services and Gateway Ethanol, LLC and Cargill, Inc. (Portions of this exhibit has been omitted pursuant to a request for confidential treatment)

10.16*#
Energy Supply Representation and Management Agreement, dated as of March 30, 2006, by and between Cargill, Inc., through its Cargill Energy and Risk Management Solutions division and Gateway Ethanol. (Portions of this exhibit has been omitted pursuant to a request for confidential treatment)

10.17*#
Corn Supply Agreement, dated as of March 30, 2006, by and between Cargill, Inc., through its AgHorizons Business Unit and Gateway Ethanol. (Portions of this exhibit has been omitted pursuant to a request for confidential treatment)

10.18*#
Futures Advisory Agreement, dated as of March 30, 2006, by and between Cargill Commodity Services, Inc d/b/a Cargill Direct and Gateway Ethanol, LLC. (Portions of this exhibit has been omitted pursuant to a request for confidential treatment)

10.19*#	CD Protein and Grain Risk Management Program Disclosure Document dated as of January 12, 2006. (Portions of this exhibit has been omitted pursuant to a request for confidential treatment)

10.20*#
Ethanol Purchase and Sale Agreement, dated as of December 14, 2005, by and between Noble Americas Corp. and Gateway Ethanol, LLC. (Portions of this exhibit has been omitted pursuant to a request for confidential treatment).

10.21*	Master Agreement dated, as of March 30, 2006, by and between Cargill, Inc., Cargill Commodity Services, Inc. and Gateway Ethanol, LLC.

10.22*	Base Contract for Sale and Purchase of Natural Gas, dated as of March 30, 2006, by and between Cargill, Inc and Gateway Ethanol, LLC.

10.23*	Distillers Grains Marketing Agreement, dated as of March 30, 2006, by and between Cargill, Inc and Gateway Ethanol, LLC.

14.1	Code of Ethics. [Filed as Exhibit 14.1 to the Form 8-K filed with the Commission on August 29, 2006].

16.1	Letter from Mantyla McReynolds regarding the change in certifying accountants. [Filed as Exhibit 16.1 to the Form 8-K filed with the Commission on August 29, 2006].

21.1	Subsidiaries of the registrant. [Filed as Exhibit 21.1 to the Form 8-K filed with the Commission on August 29, 2006].

99.1	Press Release announcing closing of reverse acquisition transaction with Orion Ethanol. [Filed as Exhibit 99.1 to the Form 8-K filed with the Commission on August 29, 2006].